Exhibit 10.3
[Execution]
EIGHTEENTH AMENDMENT TO
AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT
THIS EIGHTEENTH AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AND SECURITY AGREEMENT (this  “Amendment”), dated as of November 25, 2024 (the “Eighteenth Amendment Effective Date”), is entered into by and among QUANTUM CORPORATION, a Delaware corporation (“Quantum”), QUANTUM LTO HOLDINGS, LLC, a Delaware limited liability company (“Quantum LTO”, and together with Quantum and each other Person joined to the Credit Agreement as a borrower from time to time, collectively, the “Borrowers”, and each, a “Borrower”), SQUARE BOX SYSTEMS LIMITED, a company incorporated in England and Wales (registered number 03819556) (“Square Box”, and together with each other Person joined to the Credit Agreement as a guarantor from time to time, collectively, the “Guarantors”, and each, a “Guarantor”, and together with the Borrowers, collectively, the “Loan Parties”, and each, a “Loan Party”), the financial institutions which are now or which hereafter become a party to the Credit Agreement as lenders (collectively, the “Lenders”, and each, a “Lender”), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Lenders (in such capacity, together with its successors and assigns, “Agent”).
RECITALS
A.Agent, the Lenders and certain of the Loan Parties are parties to the Amended and Restated Revolving Credit and Security Agreement, dated as of December 27, 2018, as amended by the First Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of April 3, 2020, the Second Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of April 11, 2020, the Third Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of June 16, 2020, the Fourth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of December 10, 2020, the Fifth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of February 5, 2021, the Sixth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of August 5, 2021, the Seventh Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of September 30, 2021, the Eighth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of March 15, 2022, the Ninth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of April 25, 2022, the Tenth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of June 1, 2023, the Eleventh Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of February 14, 2024, the Twelfth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of March 22, 2024, the Thirteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of May 15, 2024, the Fourteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of May 24, 2024, the Fifteenth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of July 10, 2024, the Sixteenth Amendment and Waiver to Amended and Restated Revolving Credit and Security Agreement, dated as of August 13, 2024, and the Seventeenth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of October 28, 2024 (as amended hereby and as the same may be further amended, modified, supplemented, renewed, restated or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders have made and may hereafter make certain loans and have provided and may hereafter provide certain financial accommodations to the Borrowers.
B.The Borrowers have requested that Agent and the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein, and Agent and the Lenders have agreed to make such amendments, subject to the terms and conditions set forth herein.

AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Interpretation. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions set forth in Section 3 hereof and in reliance on the representations and warranties set forth in Section 4 hereof and otherwise herein, the Credit Agreement is hereby amended effective as of the Eighteenth Amendment Effective Date as follows:
(a)New Definitions. The following definitions are hereby added to Section 1.2 of the Credit Agreement in their proper alphabetical order:
(b)“Eighteenth Amendment” shall mean the Eighteenth Amendment to Amended and Restated Revolving Credit and Security Agreement, dated as of the Eighteenth Amendment Effective Date, by and among Agent, Lenders and the Loan Parties.
(c)    “Eighteenth Amendment Effective Date” shall have the meaning given to such term in the Eighteenth Amendment.
(d)Undrawn Availability. Section 6.5 of the Credit Agreement is hereby amended by deleting clause (d) thereof in its entirety and replacing it with the following:
(e)(d) Minimum Undrawn Availability. Not permit Undrawn Availability on any day during the period from and including the Eighteenth Amendment Effective Date through and including December 26, 2024 to be less than $5,000,000.

(f)Minimum Liquidity. Section 6.5 of the Credit Agreement is hereby amended by deleting clause (e) thereof in its entirety and replacing it with the following:
(g)(e) Minimum Liquidity. Not permit Liquidity on any day to be less than the following: (i) for the period from and including December 27, 2024 through and including September 30, 2025, $10,000,000, and (ii) from and after October 1, 2025, $15,000,000; provided that, solely for purposes of determining compliance with this Section 6.5(e), the cash and Cash Equivalents described in clause (a) of the definition of “Qualified Cash” shall not be included in the calculation of Liquidity.

3.Conditions Precedent. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent:
(a)Agent shall have received this Amendment, duly authorized, executed and delivered by each Loan Party and the Lenders;
(b)as of the Eighteenth Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;
(c)as of the Eighteenth Amendment Effective Date and immediately after giving effect to this Amendment, the representations and warranties set forth in Section 4 hereof shall be true and correct in all material respects (without duplication of any materiality qualifier); and
(d)the Loan Parties shall have paid (or shall pay substantially concurrently with the Eighteenth Amendment Effective Date): (i) the Eighteenth Amendment Fee (as hereinafter defined) and (ii) all costs, expenses and fees owed to Agent and the Lenders in connection with the preparation, execution and delivery of this Amendment to the extent invoiced prior to the Eighteenth Amendment Effective Date.
Agent shall notify the Borrowers in writing of the effectiveness of this Amendment, which notice shall be conclusive and binding on all parties to the Credit Agreement. For the avoidance of doubt, it is understood and agreed that such written notification shall not be a condition to the effectiveness of this Amendment or the occurrence of the Eighteenth Amendment Effective Date.
4.Representations and Warranties. In addition to the continuing representations and warranties heretofore or hereafter made by the Loan Parties to Agent and Lenders pursuant to the Credit Agreement and the Other Documents, each Loan Party hereby represents and warrants to Agent and each Lender as follows:
(a)each Loan Party has full power, authority and legal right to enter into this Amendment and to perform all its respective Obligations hereunder;
(b)this Amendment has been duly executed and delivered by each Loan Party;
(c)this Amendment constitutes the legal, valid and binding obligation of each Loan Party enforceable in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, moratorium or similar Laws affecting creditors’ rights generally;
(d)the execution, delivery and performance of this Amendment (i) are within each Loan Party’s corporate or limited liability company powers, as applicable, (ii) have been duly authorized by all necessary corporate or limited liability company action, as applicable, (iii) are not in contravention of law or the terms of such Loan Party’s Organizational Documents or to the conduct of such Loan Party’s business or any Material Contract or undertaking to which such Loan Party is a party or by which such Loan Party is bound, including without limitation the Term Loan Documents, (iv) will not conflict with or violate any material provisions of any law or regulation, or any judgment, order or decree of any Governmental Body, (v) will not require the Consent of any Governmental Body, any party to a Material Contract or any other Person, except (x) any Consents of any party to a Material Contract or any other Person (other than a Governmental Body) with respect to which the failure to obtain could not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect, (y) any immaterial Consents of any Governmental Body, or (z) those Consents set forth on Schedule 5.1 to the Credit Agreement, all of which will have been duly obtained, made or complied with prior to the Eighteenth

Amendment Effective Date and which are in full force and effect on the Eighteenth Amendment Effective Date, and (vi) will not conflict with, nor result in any breach in any of the provisions of or constitute a default under or result in the creation of any Lien except Permitted Encumbrances upon any asset of such Loan Party under the provisions of any material agreement, instrument, or other document to which such Loan Party is a party or by which it or its property is a party or by which it may be bound, including without limitation any of the Term Loan Documents;
(e)each Loan Party is duly formed or incorporated, as applicable, and in good standing under the laws of the state of its incorporation or formation, as applicable, and is good standing in such state and is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect;
(f)each of the representations and warranties made by any Loan Party in the Credit Agreement and the Other Documents, after giving effect to this Amendment, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as if made on the Eighteenth Amendment Effective Date and after giving effect to this Amendment and the transactions contemplated hereby, except to the extent that any such representation or warranty is made as of an earlier and/or specified date, in which case such representation or warranty shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are qualified or modified by materiality in the text thereof) as of such earlier or specified date; and
(g)on the Eighteenth Amendment Effective Date and immediately after giving effect to this Amendment, no Default or Event of Default exists or has occurred and is continuing.
5.Costs and Expenses. Each Loan Party, jointly and severally, agrees to pay on demand all costs and expenses of Agent and the Lenders incurred in connection with the preparation, negotiation, execution and delivery of this Amendment and the other agreements, instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, disbursements and other charges of counsel to each of Agent and the Lenders with respect thereto) in accordance with the Credit Agreement.
6.Amendment Fee. In consideration of the agreements set forth herein, Borrowers hereby agree to pay to Agent, for the benefit of the Lenders, an amendment fee in the amount of $100,000 (the “Eighteenth Amendment Fee”), which fee shall be fully earned, due and payable on and as of (and subject to the occurrence of) the effectiveness of this Amendment on the Eighteenth Amendment Effective Date. Borrowers hereby agree that Agent may, in its sole discretion, charge Borrowers’ Account with the amount of the Eighteenth Amendment Fee in satisfaction thereof.
7.Reaffirmation.
(a)Each Loan Party hereby ratifies and reaffirms (i) all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement and each of the Other Documents to which it is a party, and (ii) its grant to Agent of a security interest in the Collateral under the Credit Agreement and each of the Other Documents to which it is a party.
(b)Square Box hereby confirms for the benefit of the Secured Parties that all obligations owed by it pursuant to Article XVII of the Credit Agreement shall remain in full force and effect notwithstanding the amendments referred to in this Amendment.

8.Acknowledgments. To induce Agent and Lenders to enter into this Amendment, each Loan Party acknowledges that:
(a)as of the Eighteenth Amendment Effective Date, (i) Agent and Lenders have performed without default all obligations required of Agent and Lenders under the Credit Agreement and each of the Other Documents; and (ii) there are no disputes with or claims against Agent or Lenders, or any knowledge of any facts giving rise to any disputes or claims, related to the Credit Agreement or any of the Other Documents, including, without limitation, any disputes or claims or knowledge of facts giving rise thereto, that involve a breach or violation on the part of Agent or any Lender of the terms and conditions of the Credit Agreement or any of the Other Documents; and
(b)no Loan Party has any valid defense to the enforcement of its respective obligations set forth in the Credit Agreement, the Other Documents or this Amendment, as applicable, by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to Eighteenth Amendment Effective Date.
9.Governing Law. This Amendment and all matters relating hereto or arising herefrom (whether arising under contract law, tort law or otherwise) shall, in accordance with Section 5-1401 of the General Obligations Law of the State of New York, be governed by and construed in accordance with the Laws of the State of New York.
10.Reference to Credit Agreement. Each of the Credit Agreement and the Other Documents, and any and all other agreements, documents or instruments nor or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement as modified hereby, are hereby amended so that any reference therein to the Credit Agreement, whether direct or indirect, shall mean a reference to the Credit Agreement as modified hereby. This Amendment shall constitute an Other Document under the Credit Agreement.
11.Effect of this Amendment. Except as expressly amended pursuant hereto, no other changes or modifications to the Credit Agreement or any of the Other Documents are intended or implied, and in all other respects, the Credit Agreement and each of the Other Documents is hereby specifically ratified, restated and confirmed by all parties hereto as of the Eighteenth Amendment Effective Date. To the extent that any provision of the Credit Agreement or any of the Other Documents are inconsistent with the provisions of this Amendment, the provisions of this Amendment shall control.
12.Binding Effect. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted assigns.
13.Further Assurances. The Loan Parties shall execute and deliver such further documents and do such further acts and things as may be reasonably requested by Agent to effectuate the provisions and purposes of this Amendment.
14.Counterparts; Electronic Signature. This Amendment may be executed in any number of separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission (including email transmission of a.pdf image) shall be deemed to be an original signature hereto and shall be as effective as delivery of a manually executed counterpart hereof. The words  “execution,”  “execute”,  “signed,”  “signature,” and words of like import in or related to this Amendment or any document to be signed in connection with this Amendment shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
15.Entire Understanding. This Amendment and the documents executed concurrently herewith contain the entire understanding between each Loan Party, Agent and each Lender and supersede all prior agreements and understandings, if any, relating to the subject matter hereof.
16.Severability. If any part of this Amendment is contrary to, prohibited by, or deemed invalid under Applicable Laws, such provision shall be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, but the remainder hereof shall not be invalidated thereby and shall be given effect so far as possible.
17.Captions. The captions at various places in this Amendment are intended for convenience only and do not constitute and shall not be interpreted as part of this Amendment.
18.Jury Waiver. EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION (A) ARISING UNDER THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (B) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, ANY OTHER DOCUMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE AND EACH PARTY HEREBY CONSENTS THAT ANY SUCH CLAIM, COUNTERCLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENTS OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:
QUANTUM CORPORATION

By:    /s/ Lewis Moorehead
Name: Lewis Moorehead
Title: Vice President of Finance and Treasurer

QUANTUM LTO HOLDINGS, LLC

By:    /s/ Lewis Moorehead
Name:    Lewis Moorehead
Title:    Vice President of Finance and Treasurer

GUARANTORS:	SQUARE BOX SYSTEMS LIMITED By: /s/ Lewis Moorehead Name: Lewis Moorehead Title: Director

AGENT AND LENDERS:	PNC BANK, NATIONAL ASSOCIATION, as Agent and Lender By: /s/ Jeffrey Kessler Name: Jeffrey Kessler Title: Senior Vice President

[Eighteenth Amendment to Amended and Restated Revolving Credit and Security Agreement]
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